UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

___________

CURRENT REPORT
 Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 25, 2015

FUTUREWORLD CORP.
 (Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3637 4th Street North, 330 Saint Petersburg, Florida		33704
(Address of principal executive offices)		(Zip Code)

(727) 474-1816
  (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 8.01 OTHER EVENTS.

FutureWorld Corp (the "Company") wishes to update its current shareholders of important events on the Company;

The board of directors of the Company are considering the following;

1-	File for an additional dividend on FutureLand Corp with Finra with a new record date,
2-	File for a dividend on CB Scientific with Finra before planned spin-off with a new record date,
3-	File for a dividend on URVape with Finra before planned spin-off with a new record date,
4-	Offer cash dividend on HempTech Corp when it receives its planned $5,000,000 in funding with a new record date,
5-	The S1 for FutureLand Corp has been completed and will be filed after the inclusion of the audited financials,
6-	The board is also considering quarterly cash dividend with liquidation of the marketable securities held through spin-offs of our subsidiaries with new record dates,
7-	Creating a new class of securities for dividend for better reward our loyal shareholders.
More information will be provides when available.

The FutureWorld Corp Facebook Page (https://www.facebook.com/futureworldenergy)
The FutureWorld Corp Twitter Feed (https://twitter.com/futureworldinc)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTUREWORLD CORP.

Date: August 25, 2015	By: /s/ Sam Talari
Sam Talari, Principal Executive Officer